UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Fortress Net Lease REIT

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56632	92-1937121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2026 (the “Increase Effective Date”), FNLR OP LP, as borrower (the “Operating Partnership”), certain subsidiaries of the Operating Partnership party thereto (collectively with the Operating Partnership, the “Borrowers” and each individually, a “Borrower”), Fortress Net Lease REIT, a Maryland statutory trust (the “Parent”), certain subsidiaries of the Parent party thereto (collectively with the Parent, the “Guarantors” and each individually, a “Guarantor”) and Regions Bank (the “Regions Bank”) entered into that certain New Lender Joinder Agreement (the “Joinder Agreement”), which supplemented that certain Credit Agreement, dated as of August 13, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as administrative agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to such terms in the Credit Agreement.

Pursuant to the Joinder Agreement, and effective on the Increase Effective Date, Regions Bank became a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement. In addition, pursuant to the Section 2.15 of the Credit Agreement and the Joinder Agreement, the Company requested, and the Lenders agreed to, an increase in the aggregate principal amount of the Credit Facilities from $1,800,000,000 to $1,900,000,000 in the form of (i) an increase in the aggregate commitments to the revolving credit facility from $1,475,000,000 to $1,545,000,000 (the “Revolving Credit Facility”) and (ii) an increase in the term loan facility from $325,000,000 to $355,000,000 (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”).

The foregoing description is only a summary of the material provisions of the Joinder Agreement and is qualified in its entirety by reference to the full text of the Joinder Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K (this “Current Report”) and incorporated by reference herein.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.04.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

New Lender Joinder Agreement, dated June 29, 2026, by and among FNLR OP LP, as borrower, certain subsidiaries of FNLR OP LP party thereto, Fortress Net Lease REIT, certain subsidiaries of Fortress Net Lease REIT party thereto, Regions Bank, as a new lender and acknowledged and consented to by Bank of America, N.A., as administrative agent and as the sole L/C Issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Net Lease REIT

Dated: July 6, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer